                                  COVER PAGE
                                  ----------

     The capitalized terms in this Lease shall have the meaning ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

Terms:
------

LANDLORD:  Highwoods/Forsyth Limited Partnership, a North Carolina limited partnership with its principal office at 2200 Century Parkway, Suite 800, Atlanta, Georgia 30345.

TENANT: ACT Manufacturing, Inc., a corporation duly organized and existing under the laws in the state of Massachusetts with his principal office a place of business at 2005 Newpoint Place Parkway, Suite 100, Lawrenceville, Georgia.

PREMISES: (a) Suite:  100

          (b) Rentable Area:  62,453 square feet

          (c) See Floor Plan attached hereto as Exhibit "A."

BUILDING: The building counting approx. 84,106 rentable square feet known as 2005 Newpoint Place Parkway, Gwinnett County Georgia, which is located within the Project.

PARCEL: The certain tract or parcel of land on which the Building is located, owned by Landlord containing 5.54 acres and being more particularly described and shown as Block "B," Lot 2 on Exhibit "B," together with all Improvements located thereon or which may hereafter be constructed thereon.

PROJECT: Those parcels of land, including the Parcel, and all improvements thereon, collectively known as "Newpoint Place," shown on Exhibit B-1.

COMMENCEMENT DATE:  Defined in Section 2 of the Lease.

TERMINATION DATED:  Seven (7) years after the Commencement Date.

BASE TAXES AND ASSESSMENTS:  See Section 4(a).

BASE INSURANCE:  See Section 4(b).

PERMITTED USES:  General office, assembly, light manufacturing and warehouse

FIRST LEASE YEAR BASE RENT (PER YEAR):  $281,038.50

FIRST MONTHS RENT:  $23,419.88

SECURITY DEPOSIT:  $27,964.56

Agent:  Grubb & Ellis - John Crawford

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT, made and entered into as of this ___ day of May, 1998, by and between Highwoods/Forsyth Limited Partnership a North Carolina limited partnership ("Landlord"), and ACT Manufacturing Inc., a Massachusetts corporation ("Tenant").

     In consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Premises.  Landlord does hereby rent and lease to Tenant, and Tenant
         --------
does hereby rent and hire from Landlord, during the Lease Term (as hereinafter defined), the Premises located in the Building , together with the right in common with others to use: (a) the landscaped areas, roadways, driveways, parking and loading areas and sidewalks on the Project; (b) the entrances, lobbies, stairs, and corridors necessary for access to the Premises; (c) the heating, ventilating, air conditioning, plumbing, electrical, emergency and other mechanical systems and equipment serving the Premises in common with other portions of the Building, if any; and (d) the common lavatories in the Building, if any (collectively the "Common Areas"). Tenant shall have the exclusive right to use 200 parking spaces (88 spaces in front and on the side of Building and the balance in the truck court) and 6 loading spaces on the Parcel as shown on Exhibit A attached hereto and incorporated herein by reference. The Premises are deemed to contain 62,453 rentable square feet ("Rentable Area"). The Project is deemed to contain 84,106 rentable square feet. As used herein, "Tenant's Share" shall mean a fraction, the numerator of which shall be the Rentable Area of the Premises, and the denominator of which shall be the gross rentable area of the Building. No easement for light and air is included in the Premises. For purposes of this Lease, Tenant's Share is deemed to be seventy four percent (74%).

     2.  Possession.
         ----------

     a. "Lease Term" means a term commencing on the Commencement Date (as hereinafter defined) and continuing for 84 full calendar months (plus any partial calendar month if the Commencement Date is not the first day of a month), unless sooner terminated or extended hereunder.

     b. "Commencement Date" means the earlier of the date Tenant first occupies the Premises for the Permitted Uses, as opposed to performing Tenant's Work, as defined in Exhibit D, attached hereto and made a part hereof, or October 1. If by October 1, 1998 Landlord has not "substantially completed" (as defined in Exhibit D) Landlord's Work and the Base Building Work pursuant to Exhibit "D" attached hereto and made a part hereof, then the Commencement Date shall be postponed (and the Rent herein provided shall not commence) until the earlier of either (i) the date of actual occupancy of the Premises by Tenant for the Permitted Uses, as opposed to performing Tenant's Work, as defined in Exhibit D, attached hereto and made a part hereof or (ii) the date immediately following the day Landlord has achieved substantial completion as defined in Exhibit D of Landlord's Work and the Base Building Work. Landlord and Tenant shall each have the option to terminate this lease by written notice to the other if the Commencement Date has not occurred within six (6) months from the date hereof. Provided, further, this lease shall automatically terminate without action on the part of any party hereto if the Commencement Date has not occurred within twelve (12) months from the date hereof. Landlord shall have no liability for any delay in delivering possession of the Premises to Tenant. Notwithstanding any provision in this Lease to the contrary, Landlord shall deliver possession of the Premises to Tenant on the Commencement Date free of all tenants and occupants in broom clean condition and in the condition described in Exhibit D, subject, however, to force majeure events and Tenant Delay (hereinafter defined).

     c. If, and to the extent, Landlord's substantial completion of the Landlord's Work and the Base Building Work pursuant to Exhibit "D" attached hereto is delayed past October 1, 1998 solely due to any act or omission of Tenant or anyone acting under or for Tenant as set forth in Exhibit D (any such delay being hereinafter referred to as "Tenant's Delay"), then the Commencement Date shall be the date specified in subsection (b) above, subject to adjustment as provided therein, but without extension as a result of Tenant's Delay; provided that from the Commencement Date, as so determined, until the earlier of (i) the date of actual occupancy of the Premises by Tenant or (ii) the date immediately following the date past October 1, 1998 that Landlord would have achieved Substantial Completion of the Landlord's Work and the Base Building Work but for Tenant's Delay, Tenant's obligations under this Lease shall be limited to the payment of any and all Rent due hereunder.

     d. Within five (5) days of written request by Landlord, Tenant agrees to execute and deliver to Landlord a commencement date agreement setting forth the exact Commencement Date of the Lease Term and, if true, stating that all Landlord's Work and the Base Building Work has been Substantially Completed, subject to the completion of any outstanding "Punchlist Items."

     3.  Base Rent.
         ----------

     a. Tenant shall pay to Landlord at Highwoods/Forsyth Limited Partnership, P.O. Box 100488, Atlanta, Georgia 30384-0488 or at such other place as Landlord may designate, from and after the Commencement Date, an initial annual Base Rent of $281,038.50 plus sales tax, if applicable, (not currently applicable) to be paid without notice, demand, deduction, or set-off on the first day of each month, in advance. The Base Rent shall be payable during the Lease Term in equal monthly installments and shall be adjusted as set forth in the Special Stipulations attached hereto.

     b. As used in this Lease, the term "Rent" shall include Base Rent, Additional Rent, and all other sums and obligations due Landlord hereunder.

     c. Payments of Rent not received by Landlord within five (5) calendar days of the due date thereof shall be subject to a late charge due and payable by Tenant to Landlord on the sixth (6th) calendar day after the due date thereof in an amount equal to twenty five dollars ($25.00) or five percent (5%) of such past due amount, whichever amount is greater.

     4.  Additional Rent.  Tenant shall pay to Landlord, as Additional Rent, the
         ---------------
amounts set forth herein:

     a. "Taxes and Assessments" shall mean every type of tax, charge or impost assessed against the Parcel or the operations thereof, including, but not limited to, sales taxes, ad valorem taxes, special assessments and governmental charges, excepting only income taxes imposed upon Landlord. On or about January 1, 2000, assuming the Building is fully assessed in 1999, and annually thereafter during the Lease Term, Landlord shall deliver to Tenant a statement setting forth the estimated Taxes and Assessments for the calendar year then commencing, and the amount thereof in excess of the actual taxes and assessments assessed against the Building, as a fully assessed and constructed building (in accordance with Exhibit D). Tenant shall pay Tenant's Share of such estimated excess in equal monthly installments with payments of Base Rent during the remaining months of such calendar year, which shall be adjusted to reflect actual excess over the 1999 taxes and assessments following receipt of actual tax bills. Promptly following receipt of the actual tax bills, Landlord shall notify Tenant of any necessary adjustments to the remaining payments for such calendar year and provide Tenant with a copy of such bills. If, upon receipt of the actual tax bills, it is determined that the estimated excess paid by Tenant during any calendar year was greater than the actual excess based on the actual tax bills, then Landlord shall promptly refund any such overpayments to Tenant.

     b. "Insurance" shall mean any "all risk," "fire and extended coverage," or other casualty insurance covering the Parcel and the Building, any comprehensive general liability insurance covering the ownership, maintenance, use and occupancy of the Parcel and the Building, and "rent" or "business interruption" insurance, in such amounts and with such coverage as Landlord deems necessary. On or about January 1 following the Commencement Date and annually thereafter during the Lease Term, Landlord shall deliver to Tenant a statement setting forth the estimated cost for the insurance for the calendar year then commencing, and the amount thereof in excess of the initial premium based on the fully constructed Building. Tenant shall pay

Tenant's Share of such excess in equal monthly installments with payments of Base Rent during the remaining months of such calendar year. Promptly following receipt of the actual insurance costs, Landlord shall notify Tenant of any necessary adjustments to the remaining payments for such calendar year. If, upon receipt of the actual insurance bills, it is determined that the estimated excess paid by Tenant during any calendar year was greater than the actual excess based on the actual insurance bills, then Landlord shall promptly refund any such overpayments to Tenant.

     c. "CAM Charges" shall mean all expenses reasonably incurred by Landlord in the maintenance, repair and operation of the Common Areas of the Project, including, but not limited to, electrical and security charges, landscaping, planting and lawn care, and all repairs, maintenance and replacement of sidewalks, driveways, and loading and parking areas. Notwithstanding any provision in this Lease to the contrary, Tenant shall only pay Tenant's Share of CAM Charges for services solely benefiting the Building and the Parcel and "Tenant's Project Share" (hereinafter defined) for those services provided by Landlord and benefiting all tenants in the Project or the Common Areas of the Project. Tenant's CAM Charges shall not exceed $.35 psf for calendar year 1999. Landlord represents that Schedule 1 attached hereto lists all of the operating expenses for the Building, the Parcel and the Project for the calendar year 1998. For purposes of this Lease, "Tenant's Project Share" shall mean a fraction, the denominator of which shall be the Rentable Area of the Premises and the numerator of which shall be the gross rentable area of all buildings now or hereafter located on the Project. Landlord agrees to furnish the following services and amenities to Tenant, the cost of which shall be charged to Tenant as CAM Charges for which Tenant shall pay Tenant's Share or Tenant's Project Share, as the case may be, unless the Premises is separately metered for any of the utilities listed below, in which case Tenant shall pay the provider of any such utility directly for the costs of such utility: (1) landscaping, planting and lawn care on the Project; (2) Common Area and parking area lighting; and (3) such maintenance and repair work required to be performed by the Landlord under
Section 11 of this Lease. In no event shall the CAM Charges in any calendar year during the Lease Term increase by more than 10% over the preceding calendar year's CAM Charges. CAM charges will also include Tenant's Project Share of association dues, currently $0.00. On or about the date hereof, and on or about January 1 of each calendar year during the Lease Term, Landlord shall deliver to Tenant a statement setting forth the estimated CAM Charges for the calendar year. Tenant shall pay Tenant's Share of such estimated CAM Charges in equal monthly installments with payments of Base Rent during the remaining months of such calendar year. No later than sixty days after the end of each calendar year during the Lease Term as Landlord shall determine the actual CAM Charges for such calendar year, and deliver to Tenant a statement thereof and any adjustment necessary shall be made to Additional Rent payments next coming due under this section, or, if this Lease has terminated, be adjusted as between Landlord and Tenant within thirty (30) days of delivery of such statement. No failure of Landlord to give statements as required by paragraphs 4(a) through 4(c) hereof shall be construed as, or deemed to constitute, a waiver by Landlord of the right to require payment of Additional Rent as required herein and, until delivery of such statement(s), Tenant shall continue to make all Additional Rent payments in effect for the previous calendar year.

CAM Charges shall not include the following:

1) principle payments on account of loans secured by a mortgage or deed of trust encumbering the Building or the Parcel and interest of any kind;

2) rent, additional rent or other charges payable under any ground lease or superior lease affecting the Building or the Parcel;

3) costs of leasehold improvements made in connection with the preparation of any portion of the Project for occupancy by a new or existing tenant which is not generally beneficial to all tenants of the Building;

4) costs or expenses arising from efforts to lease portions of the Project or to procure new tenants for the Building, including advertising expenses, brokerage commissions and attorney's fees;

5) expenses arising from any expansion of the rentable area of the Building or the parking areas on the Project or new buildings on the Project;

6) costs, expenses or charges properly chargeable or attributable to a particular tenant or tenants;

7) charges for any utility or other service used or consumed in premises leased to any tenant or occupant of the Building if (i) Tenant does not use or consume such utility or service or (ii) Tenant's use or consumption of such utility or service is separately metered or charged;

8) expenses arising from negotiations or disputes with any tenant of the Project;

9) Landlord's general overhead not directly related to the management or operations of the Building or the Project;

10) expenses arising from Landlord's or Landlord's managing agent's breach or violation of a law, lease or other obligation, including fines, penalties and attorneys' fees;

11) any charge for which Landlord is entitled to receive reimbursement from insurance proceeds or from a third party;

12) costs of environmental testing, remediation and compliance, unless caused by the act or omission of Tenant, unless required by the act or omission of the Tenant;

13) costs of repairs and replacements arising out of an exercise of eminent domain affecting the Building, the Parcel or the Project;

14) fees for licenses, permits or inspections that are not part of routine maintenance of the Building or the Project or result from the act or negligence of Landlord, its managing agent, employees, licensees and contractors or any other tenant of the Building or Project;

15) costs of repairs, replacements, alterations and improvements necessary to bring the Building or the Project into compliance with laws existing as of the date of this Lease, including without limitation the Americans with Disabilities Act of 1990 and the regulations and standards promulgated thereunder, unless caused by Tenant or Tenant's use of the Premises;

16) costs of any repairs necessary to cure defects in the construction of any portion or component of the Premises, the Building or the Project; and

17) the cost of "capital improvements," except those "capital improvements" made to the Building or the Project which reduce the CAM Charges or otherwise improve the operating efficiency of the Project or the Building, which costs shall be amortized over the useful economic life of such improvements, as determined under applicable regulations of the United States Internal Revenue Service, with only the annual amortized portion of such costs including a reasonable interest rate charged to Tenant as a CAM charge. "Capital improvements" shall mean any improvement which can be deemed a "capital improvement" under the applicable regulations of the United States Internal Revenue Service.

     Tenant shall have the right, within ninety (90) days after receiving such statement from Landlord, to review the Landlord's books and records concerning CAM Charges covered by such statement. Tenant shall, within sixty (60) days after such books and, records are made available to Tenant, give Landlord written notice stating in reasonable detail any objection to such Landlord's statement. Upon Landlord's receipt of such objection from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If the Landlord and Tenant are unable to resolve any such discrepancy, then either party may submit the matter to binding arbitration under the rules of the American Arbitration Association. If Landlord and Tenant determine that the CAM Charges for the calendar year in question are less than reported by Landlord, Landlord shall provide Tenant with a credit against future Rent payments, provided that if the Term of this Lease expires prior to the determination of such overpayment or such determination is made during the last calendar month of the term of this Lease, Landlord shall refund such overpayment within ten (10) days of such determination.

     5.  Utilities.  Tenant shall promptly pay Tenant's Share of the cost of all
         ---------
utility services furnished to the Premises in common with other portions of the Building, including, but not limited to, gas, water, electricity, garbage collection and other sanitary services, and any initiation or connection fees for any of the foregoing. Landlord shall cause the Premises to be separately metered for all utilities prior to Commencement Date and Tenant shall promptly pay directly to such utility provider the cost of any such utility.

     6.  Security Deposit.  Tenant shall deliver to Landlord a Security Deposit
         ----------------
in the amount of $27,964.56 ("Security Deposit"). Landlord shall deposit the Security Deposit in a segregated account designated as holding Tenant's funds, shall give Tenant notice of the bank holding such deposit and the identification of such account. The Security Deposit shall be held by Landlord as security for performance by Tenant of Tenant's covenants and obligations under the Lease and the Security Deposit shall not constitute, or be considered, an advance of payment of rent, or a measure of Landlord's damages in the case of default by Tenant. Without waiving or releasing any liability or obligation of Tenant to perform under the terms of the Lease, Landlord may from time to time, but only after a default by Tenant hereunder, beyond applicable notice and cure periods, without prejudice to or waiving or releasing any of the other remedies, use such deposit to the extent necessary to offset any arrearages of rent or any other damages, injury, expense, or liability incurred by Landlord as a result of any event of default by Tenant. Upon receipt of notice from the Landlord that the Security Deposit or any portion of the Security Deposit has been so applied, Tenant shall pay to Landlord the amount of the Security Deposit so applied in order to restore the Security Deposit to its original amount. Within a reasonable time after termination of the Lease, if Tenant is not then in default under the terms of the Lease, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant less amounts necessary to cover any default by Tenant.

     7.  Use.  The Premises shall be used by Tenant for the Permitted Uses and
         ---
related purposes and no other. The Premises shall not be used for any illegal purposes, nor shall the Premises be used in violation of any governmental regulation, in any manner which would be deemed an extra-hazardous use by any insurance company insuring the Premises or the Building or would otherwise vitiate or increase the rate of insurance carried by either Landlord or Tenant on the Premises or the Building unless Tenant agrees to pay such increase. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building. Tenant hereby agrees to comply with any and all municipal, county, state and federal statutes, regulations, and ordinances, all restrictive covenants to which the Building is subject, and other legal requirements applicable or in any way relating to the use and occupancy of the Premises. Notwithstanding the foregoing provisions, Landlord represents and warrants to Tenant that the Permitted Uses are allowed in the Premises and on the Project without any permits, special permits and the like under, or variances from, any applicable laws, codes, ordinances, by-laws, rules and regulations.

     8.  Alterations by Tenant.  Tenant shall make no alterations, additions or
         ---------------------
improvements to the Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall conduct any permitted work in such a manner as not to interfere with the operation of the Building or the business of other tenants and shall, prior to commencement of the work, submit to Landlord copies of all necessary permits. Landlord reserves the right to have final approval of the general contractors hired by Tenant which approval shall not be unreasonably withheld, conditioned or delayed. Tenant will refer all general contractors, contractors representatives and installation technicians rendering any service on or to the Premises for Tenant, above $5,000 in costs, to Landlord for its reasonable approval and supervision before performance of any service. This provision shall apply to all work performed in the Building, including, but not limited to, installation of electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. All alterations, additions or improvements, whether temporary or permanent in character, made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property and at the end of the lease Term shall remain in or upon the Premises without compensation to Tenant provided Landlord has so notified Tenant in writing at the time Landlord approves Tenant's plans for any such alterations, additions or improvements. If, however, Landlord shall request in writing, at the time Landlord approves Tenant's plans of any such alterations, additions or improvements, Tenant will, prior to termination of this Lease, remove any and all alterations, additions and improvements placed or installed by Tenant in the Premises, and will repair any damage caused by such removal unless Landlord notifies Tenant prior to the removal that Landlord wants the alterations, additions or improvements to remain.

     9.  Tenant's Equipment.  Any trade fixtures, equipment and other personal
         ------------------
property of Tenant not permanently affixed to the Premises ("Personal Property") shall remain the property of Tenant. Tenant shall remove all of the Personal Property from the Premises prior to any expiration or any termination of this Lease. Any Personal Property remaining on the Premises after expiration or termination of this Lease shall be deemed abandoned and may be removed and disposed of by Landlord, all costs for which shall be paid by Tenant. Tenant at its sole expense shall immediately repair any damage occasioned to the Premises by reason of the installation or removal of any Personal Property. Tenant assumes the risk of any and all damage from any casualty whatsoever to, or theft or any other loss of, its improvements to, and the Personal Property within, the Premises.

     10.  Maintenance and Repair by Landlord.
          ----------------------------------

     a. Landlord shall, except as provided elsewhere herein and subject to the negligence of Tenant, its agents or employees, maintain and make necessary replacements of and repairs to: (i) the foundation, exterior walls (excluding windows, window glass, plate glass and doors), roof of the Building, columns and other structural elements of the Building; (ii) the heating, ventilating, air conditioning, plumbing, electrical, emergency and other mechanical systems and equipment serving the Building generally or the Premises in common with other portions of the Building; (iii) the parking areas on the Project or otherwise serving the Building; (iv) the driveways and sidewalks necessary for access to the Building or such parking areas; (v) the loading docks appurtenant to the Building; and (vi) any other common areas and facilities provided by Landlord from time to time, all of which maintenance, replacement and repair work Landlord shall perform as required to keep the Premises, the Building and the Project in good condition and working order and in compliance with all applicable laws, ordinances, codes, rules, regulations, orders and permits, including, without limitation, the Americans with Disabilities Act of 1990 and the regulations and standards promulgated thereunder unless caused by the act or omission of Tenant. Notwithstanding any provisions in this Lease to the contrary, Landlord shall be solely responsible for making all so-called "capital improvements" to the Premises, the Building and the Project, including without limitation all systems located thereon. When Landlord performs such maintenance, repair and replacement work, Landlord shall take care not to unreasonably interfere with Tenant's use of the Premises and shall have such work performed during off hours, if possible. Tenant shall promptly report to Landlord any defective condition in the Premises known to Tenant which Landlord is required to repair hereunder, and failure to so report shall relieve Landlord of liability for damages to any personal property, fixtures or Tenant Improvements located in the Premises resulting from or in connection with such defective condition.

     b.  Landlord shall maintain the Common Areas.

     c. Notwithstanding any provisions in this Lease to the contrary, if Tenant suffers a material adverse effect on its use and occupancy of the Premises for more than five consecutive days, because of: (i) Landlord's failure to perform its obligations under this Section 10: (ii) unreasonable interference with Tenant's use of the Premises arising from the Landlord's performance of its obligations under this Section 10; or (iii) the unavailability of any utility service provided to the Premises due to Landlord's failure under this Section 10, then Tenant shall be entitled to an equitable abatement of rent, according to the nature and extent of the effect of such failure, interference and/or unavailability on Tenant's business operations, for each consecutive day (after such five-day period) that such material adverse effect continues. If any such material adverse effect on Tenant's use or occupancy of the Premises continues for more than 30 days, Tenant may elect to terminate this Lease by written notice to Landlord.

     11.  Maintenance and Repair by Tenant.  Tenant shall, at its sole expense,
          --------------------------------
repair, maintain and replace as necessary and keep in good, clean and safe condition all portions of the Premises which are not, pursuant to Paragraph 5, 10, 15 and 16 hereof, or Landlord's obligations set forth in Exhibit D (concerning the delivery condition of the Premises and the Base Building Work and the Landlord's Work as defined therein) specifically the responsibility of Landlord as set forth herein, including, without limitation, all windows, doors and partitions, and utility and HVAC systems serving only the Premises as opposed to the Common Areas or premises leased to other tenants. Tenant shall maintain in force at all times a maintenance contract for the HVAC systems in a form and with a contractor reasonably acceptable to Landlord subject to Landlord's maintenance, repair and replacement obligations and warranties set forth elsewhere in this Lease. A copy of the maintenance agreement shall be given to Landlord within the first 60 days of

Tenant's occupancy. Tenant is responsible for all repairs to the mechanical systems serving only the Premises as opposed to the Common Areas or premises leased to other tenants. Landlord may, at its option, so long as there is no added cost to Tenant and without relieving any duty or obligation of Tenant to perform under the Lease, and after appropriate notice to Tenant, perform any duty of Tenant under this Section 11 and Tenant shall pay the cost thereof to Landlord as Additional Rent and shall be subject to any other remedy or right Landlord may have should the failure to perform constitute a default under the Lease. Tenant will not injure the Premises, or commit or allow to be committed any waste therein. Tenant shall repair any damage to the Premises or the Building caused by Tenant or Tenant's agents, contractors, employees, invitees and visitors.

     12.  Mechanic's Liens.  Tenant shall keep the Premises, the Building and
          ----------------
the Parcel free from liens for any work performed, material furnished or obligations incurred by or for Tenant by causing any such liens to be discharged or bonded over. Within twenty (20) days after receiving written notice of its filing; if not so removed, Landlord may cause same to be discharged and any amount paid by Landlord shall bear interest at the rate of twelve percent (12%) per annum from the date of payment by Landlord and shall be payable by Tenant to Landlord upon demand.

     13.  Insurance.
          ---------

     a. Tenant shall obtain and maintain in force throughout the Lease Term commercial general liability insurance, premises and operations insurance in the amount of not less than $1,000,000.00 for any one injury (including death) and not less than $2,000,000.00 for any bodily injury (including death) annual aggregate and not less than $2,000,000.00 for property damage. Said policy shall list the Landlord as an additional insured and shall contain a provision requiring the insurer to give Landlord at least thirty (30) calendar days prior written notice before any termination or expiration of said policy for any reason. Prior to occupancy of the Premises and prior to the expiration of each term on such policy Tenant shall deliver to Landlord the original of such policy or a proper certificate from the insurer.

     b. Tenant shall, at its own cost and expense, obtain and keep in force during the Lease term all risk coverage on its improvements (except Landlord's Work and Base Building Work, which shall be insured by Landlord, as set forth in sub-paragraph d. below), fixtures, furnishings, equipment and inventory in and upon the Premises for the full replacement value thereof.

     c. Tenant understands that Landlord may furnish the Insurance Questionnaire attached hereto as Exhibit "C" and made a part hereof to Landlord's insurance carrier. Landlord's execution hereof shall not constitute acknowledgment, approval or the acceptance of responsibility for the materials and conditions stated therein, nor vitiate any of Tenant's obligations hereunder. Tenant shall promptly notify Landlord of any change to the truth or accuracy of the information contained therein promptly upon learning of same. The operation by Tenant of its business on the Premises other than in accordance with the information contained in the Insurance Questionnaire, as may be amended from time to time with Landlord's prior written consent, shall be a default hereunder which Tenant may cure as set forth in Section 20(ii) hereof. If any information contained in the Insurance Questionnaire is or becomes false or inaccurate, or if a use not revealed by Tenant in the Insurance Questionnaire causes Landlord's insurance costs to increase, Tenant shall be liable to Landlord for any such increase in insurance cost arising from or in connection therewith and shall be deemed to be in default under the Lease which Tenant may cure as set forth in Section 20(a)(ii) hereof.

     d.  Landlord's Insurance.  During the Lease Term, Landlord shall secure and
         --------------------
carry (a) a policy of commercial general liability insurance covering Landlord on an amount not less than $2,000,000.00 based on bodily injury (including death), personal injury and property damage relating to the Building and the Project; and (b) a policy of insurance covering the Building, Common Areas, Landlord's Work (as defined in Exhibit "D") and all other improvements now or hereafter located on the Project for direct risk of physical loss, in an amount equal to the full replacement cost thereof. If Landlord carries any such insurance as part of a blanket policy, such policy shall include an endorsement that the aggregate limit of such policy shall not be reduced below the minimum limit required under this Lease due to claims relating to other properties.

     14.  Waiver of Subrogation.  All policies of casualty insurance obtained by
          ---------------------
Landlord or Tenant with respect to the Premises, the Building, or the contents thereof shall contain a waiver by the insurer of all right of subrogation in connection with any loss or damage insured against by such policy. Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for, and agree to hold the other harmless from liability, for all losses or damages to the extent of insurance proceeds actually available or that would have been available (if such policies are not obtained in accordance with the provisions hereof under policies required hereby. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that charged without such waiver, the party seeking such waiver shall so notify the other in writing, and the latter party shall have ten (10) days in which either (i) to procure on behalf and at the cost of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in each case, in equitable proportions, if permitted by the insurer).

     15.  Casualty.  If the Premises or any portion thereof are damaged by fire
          --------
or other casualty or the elements to the extent that, in the reasonable judgment of a duly licensed architect or engineer selected by the Landlord, the damage cannot be repaired within one hundred eighty (180) days, or if the Building is so damaged in the good faith opinion of such architect or engineer the Building must be demolished, and rebuilt or reconstructed, this Lease shall, at the option of Landlord or Tenant, terminate as of the date of such casualty, and Tenant shall immediately surrender the Premises to Landlord and pay Rent up to the date of such surrender and any prepaid Rent shall be refunded. Landlord shall promptly provide Tenant with written notice of its architect's or engineer's determination. If this Lease is not so terminated, Landlord shall, within a reasonable time but no more than 180 days after such fire or casualty to rebuild or repair the Premises to substantially the same condition in which they existed prior to such damage; provided, however, Landlord's obligation hereunder shall be limited to the insurance proceeds available, and paid, to Landlord on account of such damage and to improvements initially constructed at Landlord's cost. Notwithstanding any provision in this Lease to the contrary, if such repairs are not completed within such 180 day period subject to the force majeure provisions hereof, then Tenant may terminate this Lease by delivering written notice to Landlord at any time before such repairs are complete. All such repairs shall be made in compliance with all applicable laws, codes, ordinances, rules, regulations, orders and permits, including, but not limited to, the American with Disabilities Act of 1990 and the regulations and standards promulgated thereunder and using materials of like kind and quality as were used in the Building and/or the Premises immediately prior to such damage. Promptly upon completion of Landlord's repairs, Tenant shall repair and replace all other alterations and improvements installed in the Premises by or for Tenant, excluding Base Building Work and Landlord's Work, and the Personal Property of Tenant. After any casualty to the Premises, Tenant shall continue to owe and pay Rent, but, subject to the next succeeding sentence, Rent shall be equitably abated until the earlier of the date possession of the entire reconstructed Premises is restored to Tenant or the Lease terminates. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligent or willful acts or omissions of Tenant or any of Tenant's agents, contractors, employees, or invitees, the Rent shall not be so abated. Landlord shall not be liable to Tenant for inconvenience, annoyance, loss of profits, expenses or other type of injury or damage resulting from the repair of any such damage, or any delay in making such repairs, or for the termination of this Lease as herein provided. Landlord may terminate this Lease upon any damage or destruction to the Premises which cannot be repaired within such 180 day period occurring during the final one (1) year of the Lease Term.

     16.  Condemnation.
          ------------

     a. In the event of a taking of all of the Premises, or such portion thereof as to substantially impair the use thereof in the reasonable judgment of Landlord and Tenant, then this Lease shall automatically terminate on, and all Rent payable by Tenant shall be apportioned and paid through, the date of such taking. Tenant shall have no right or claim to any part of any award made to or received by Landlord for such taking, it being understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) Personal Property, as defined in Section 9 of this Lease, or (ii) relocation expenses recoverable by the Tenant.

     b. In the event of a partial taking for which this Lease is not terminated, the Rent hereunder shall be equitably reduced, and Landlord shall restore and reconstruct the Premises (to the extent of the improvements initially constructed at Landlord's cost, including Landlord's Work to the extent necessary to make it usable by Tenant for the Permitted Uses, but Landlord shall not be required to spend for such work an amount in excess of the amount received by Landlord for such restoration.

     17.  Indemnity.
          ---------

     Tenant shall indemnify and hold harmless Landlord and Landlord's partners, officers, employees and agents from and against any and all liabilities, damages, losses, and expenses (including attorney's fees) arising in whole or in part by reason of or in connection with:

     (i) any injury to or death of persons or damage to property (a) in or on the Premises, or; in or on the Building or the Project, but only to the extent arising out of the negligence or willful misconduct of Tenant or its partners, officers, employees, agents, licensees or contractors or (b) in any manner arising out of, by reason of or in connection with, the use, nonuse or occupancy of the Premises;

     (ii) the violation or breach of, or the failure of Tenant to fully and completely observe and satisfy, any term or condition of this Lease; or

     (iii) the violation by Tenant of any law affecting the Premises or the use or occupancy thereof.

     This contract provision notwithstanding, Tenant shall in no way be liable to Landlord for any of the foregoing proximately caused by gross negligence or willful malfeasance or misconduct of Landlord, its employees, partners, officers, agents, licensees or contractors.

     Landlord shall indemnify, defend and hold harmless Tenant from all liabilities, damages, losses and expenses (including attorney's fees) arising in whole or in part by reason of any death, personal injury or damage to property occurring in or on the Building (other than the Premises) the Common Areas, or on the Project, but only to the extent arising out of the negligence or willful misconduct of Landlord, or its partners, officers, employees, agents, licensees or contractors.

     18.  Subletting and Assignment.
          -------------------------

     a. Tenant shall not assign this Lease or sublet the Premises or any portion thereof without obtaining in each instance the prior written consent of Landlord. Landlord's consent to Tenant's request to an assignment or sublease shall not be unreasonably withheld, conditioned or delayed; provided, however, in determining whether or not to give or withhold its approval of any proposed assignee or sublessee hereunder, Landlord shall be entitled to consider, without limitation, the impact of such assignee or sublessee and its business on the image of the Project, and whether or not such assignee or sublessee will favorably coexist and mix with and not detract from the character and quality of the Project.

     b. If Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall make prior written request to Landlord, which request shall specify (i) the name and business of the proposed assignee or sublessee, (ii) the size and location of the space affected, (iii) the proposed effective date and duration of the assignment or sublease and (iv) the proposed rental or other consideration to be paid to Tenant by such sublessee. Landlord shall have a period of fifteen (15) days following receipt of such notice with which to notify Tenant of its decision regarding the proposed assignment or sublease. Tenant agrees to reimburse Landlord for Landlord's reasonable attorney's fees and costs incurred in connection with the processing and documentation of any request made pursuant to this section, not to exceed $1,000.00.

     c. The occupancy of the Premises by any division, subsidiary, affiliate or other related entity of Tenant or by any successor firm of Tenant or by any firm into which or with which Tenant may become merged or consolidated or which acquires all or substantially all of Tenant's assets shall not be deemed an assignment of this Lease and shall not require the prior written consent of Landlord in accordance with this section; provided however said assignee shall have a net worth greater than or equal to Tenant's and the permitted uses shall remain the same.

     d. Any consent to subletting or assignment shall not be deemed a waiver of Landlord's right to withhold its consent to any further subletting or assignment. Notwithstanding any permitted subletting or assignment, Tenant shall remain obligated to Landlord to discharge all the obligations of Tenant herein contained and Landlord shall be afforded all remedies provided hereunder in the event of an uncured default by Tenant. In the event of any assignment of the Lease or any subletting of the Premises by Tenant, permitted by Landlord under subparagraphs (a) and (b) above, in addition to Tenant's other obligations hereunder, Tenant shall pay to Landlord 50% of the excess, if any, of (i) the rentals and all other charges or consideration of any nature actually received by Tenant from Tenant's assignee or subtenant under the terms and provisions of such assignment or sublease or in any manner connected therewith at the time such rentals and other charges are paid thereunder, over (ii) the total Rent paid by Tenant to Landlord hereunder, pro-rated based upon the number of square feet assigned or subleased, in the case of an assignment or a sublease of a portion, but not all, of the Premises less broker's commissions, leasehold improvements and other out of pocket expenses incurred by Tenant.

     19.  Subordination.
          -------------

     a. Landlord represents that there is currently no Mortgagee (hereinafter defined). Landlord shall cause the holder of any Mortgage (as herein defined) to provide Tenant a written agreement under which the holder of any Mortgage (a "Mortgagee") agrees, in the event of a foreclosure or other exercise of rights under such Mortgage, not to disturb Tenant's occupancy of the Premises, to recognize Tenant's rights under this Lease and to assume Landlord's obligations under this Lease (a "Non-Disturbance Agreement"), and Tenant shall agree in such a Non-Disturbance Agreement that this Lease is, and shall be, subordinate to any mortgage or deed to secure debt ("Mortgage") which might now or hereafter constitute a lien upon the Building or the Parcel. Notwithstanding the foregoing, however, any holder of a Mortgage may elect that this Lease shall be superior to its Mortgage, and upon written notification of such election this Lease shall automatically be superior to said Mortgage whether this Lease is dated prior to or subsequent to the date of the Mortgage.

     b. Upon any assignment of this Lease by Landlord, or upon a foreclosure of any Mortgage or sale in lieu of foreclosure and at the election of the purchaser at such foreclosure sale or sale in lieu of foreclosure (provided said purchaser has executed a Non-Disturbance Agreement), Tenant shall be bound to said assignee or any such purchaser under all of the terms, covenants and conditions of this Lease for the balance of the Lease Term. Tenant hereby attorns to such succeeding party as its landlord under this Lease, and agrees to execute all instruments required by such purchaser affirming such adornment (provided said purchaser has executed a Non-Disturbance Agreement).

     20.  Defaults.  Tenant shall be in default under this Lease upon the
          --------
occurrence of any one or more of the following events or occurrences, each of which shall be deemed to be a material default:

     (i) Tenant fails to pay the full amount of Rent or any other sum due hereunder punctually on the due date thereof, which failure is not cured within ten (10) days after written demand by Landlord.

     (ii) Tenant fails to fully and punctually observe or perform any of the terms, conditions or covenants of this Lease, which failure is not cured within thirty (30) days after written demand by Landlord; provided, that if such failure cannot reasonably be cured within such thirty-day period and Tenant is diligently pursuing such cure, Tenant shall have an additional period, as reasonably determined by Landlord to exceed thirty (30) days to cure such failure but in no event 120 days from the date of such failure.

     (iii)  Tenant fails to take possession or occupancy of, the Premises.

     (iv) Any material representation, statement, or warranty made by Tenant, in this Lease, or in any information sheet or document furnished by Tenant with respect to the net worth, liabilities, assets, or financial condition of Tenant or any other matter, shall be or prove to be untrue or misleading.

     (v) The filing or execution or occurrence of: (aa) a petition by or against Tenant or any guarantor hereof in bankruptcy or seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any bankruptcy or insolvency statute or law, provided that if Tenant caused any such petition filed against Tenant to be discharged within sixty (60) days after its filing, such filing shall not be deemed a default hereunder, (bb) adjudication of Tenant or any guarantor hereof as a bankrupt or insolvent, or insolvency in the bankruptcy or equity sense, (cc) an assignment by Tenant or any guarantor hereof for the benefit or creditors, (dd) a petition or proceeding by or against Tenant or any guarantor hereof for, or the appointment of a trustee, receiver, guardian, conservator or liquidator with respect to any portion of Tenant's or guarantor's property, or (ee) any attachment against Tenant's leasehold interests hereunder, or (ff) any transfer or passage of any interest of Tenant under this Lease by operation of law.

     (vi) Tenant fails to fully and punctually observe or perform any of the terms, conditions or covenants of this Lease, for which Tenant has already received two (2) written notices and effected cure within the preceding six months.

     21.  Remedies.
          --------

     a. Upon occurrence of any one or more of the aforesaid events of default, Landlord shall have the option to pursue any one or more of the following remedies without any demand or notice whatsoever (except as expressly provided in this Lease):

     (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice.

     (ii) Terminate this Lease as provided in subparagraph (a) (i) hereof and recover from Tenant all obligations arising up to the date of such termination and all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination represents the present value (discounted at a rate equal to the greater of eight percent (8%) per annum or the then applicable rate of interest as specified in the financing outstanding on the Project) of the excess, if any, of (aa) the Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, excluding any extension periods not in effect at the time of any such default, over (bb) the aggregate reasonable rental value of the Premises for the same period, all of which present value of such excess sum shall be deemed immediately due and payable; provided, however, that such sum shall not be deemed a penalty or forfeiture, actual damages being difficult or impossible to measure, and such sum represents the parties' reasonable best estimate of the damages which would be incurred by Landlord in the event of a breach by Tenant.

     (iii) Without terminating this Lease, declare immediately due and payable all Rent and other amounts due and coming due under this Lease for the entire remaining Term hereof, excluding any extension periods not in effect at the time of any such default, together with all other amounts previously due, at once, which total amount shall be discounted to the present value (at a rate equal to the greater of eight percent (8%) per annum or the then applicable rate of interest specified in the financing outstanding on the Project); provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance for Rent for the remainder of said Term. Upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants, and subtenants on account of said Premises during the Term of this Lease provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence less all costs, including refurbishing the Premises and new lease commissions, expenses and reasonable attorney's fees of Landlord incurred in connection with the reletting of the Premises.

     (iv) After terminating this Lease, and with notice to Tenant, Landlord may in Landlord's own name, but as agent for Tenant, enter into and upon and take possession of the Premises or any part thereof, and, at Landlord's option, remove persons and property therefrom, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may rent the Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. Landlord shall in no way be responsible or liable for any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than any Rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including without limitation, brokerage fees and attorneys' fees and costs of alterations and repairs; third, to the payment of Rent and other charges then due and unpaid hereunder; and the residue, if any, shall be held by Landlord to the extent and for application in payment of future Rent as the same may become due and payable hereunder. If the rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly.

     (v) Pursue such other remedies as are available at law or in equity. Notwithstanding the foregoing, Landlord hereby waives any and all liens, interests and/or security interests Landlord now has or hereafter may have, whether statutory or otherwise on and/or in Tenant's equipment, trade fixtures, inventory and/or other tangible and intangible personal property.

     b. Landlord's pursuit of any remedy or remedies, including, without limitation, any one or more of the remedies stated in the foregoing subparagraph
(a), shall not (i) constitute an election of remedies provided in this Lease or any other remedy or remedies provided by law or in equity, separately or concurrently or in any combination, or (ii) serve as the basis for any claim of actual or constructive eviction, or allow Tenant to withhold any payments under this Lease.

     c. No termination of this Lease prior to the normal expiration thereof, by lapse of time or otherwise, shall affect Landlord's right to collect Rent for the period prior to termination thereof. No surrender of the Premises or any part thereof by delivery of keys or otherwise shall operate to terminate this Lease unless and until expressly accepted in writing by an authorized officer of Landlord.

     d. The foregoing provisions shall apply to any renewal or extension of this Lease.

     22.  Notice to Mortgagee.  Prior to the exercise by Tenant of any remedy
          -------------------
afforded for Landlord's default hereunder, Tenant shall give the holder of any Mortgage written notification of such default by Landlord and thirty (30) days within which to cure the same; provided, Tenant's obligation hereunder is limited to those Mortgage holders of which it has received written notice.

     23.  Hazardous Substances.  Tenant represents and warrants that it will
          --------------------
not, on or about the Premises, make, store, use, treat, transport or dispose of any hazardous or toxic waste, contaminants, oil, explosives, gasoline, kerosene, oil, acids, caustics or any other flammable, explosive or radioactive or other materials removal of which is required or the maintenance of which is prohibited, regulated (unless such regulations are adhered to and Landlord is notified thereof) or penalized by any local, state or federal agency, authority or governmental unit.

     24.  Signage.  Tenant shall not install or maintain any signs visible from
          -------
outside the Premises except in accordance with the Rules and Regulations. Tenant may attach one sign, subject to Landlord's sign specifications, to the outside of the Building, identifying its business in the area designated by Landlord. Tenant shall be responsible to Landlord for any damage caused by the installation, use or removal of any sign.

     25.  Attorney's Fees.  In the event that litigation results from an attempt
          ---------------
by either party hereto to enforce its rights under this Lease, the prevailing party in such litigation shall be entitled to reimbursement by the non-prevailing party for any and all reasonable attorneys' fees, and expenses incurred in connection with such enforcement. Provided, further, in the event that Landlord utilizes services of an attorney to collect rent due and payable hereunder Landlord shall be entitled to collect from Tenant reasonable attorney's fees, in connection therewith. Additionally, Tenant agrees to reimburse Landlord for any and all reasonable costs and expenses (including attorneys' fees) which Landlord may incur or pay in connection with negotiations in which Landlord shall become involved through or on account of the Lease or in connection with any request by Tenant for review or approval by Landlord, provided, however, that this obligation shall not apply to any negotiations between Landlord and Tenant respecting this agreement any amendments, modifications, or renewals thereof.

     26.  Time of Essence.  Time is of the essence of this Lease.
          ---------------

     27.  Landlord and Tenant Relationship.  This Lease shall create the
          --------------------------------
relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; and Tenant has only a usufruct not subject to levy and sale.

     28.  Sale by Landlord.  In the event of any sale, conveyance, transfer or
          ----------------
assignment by Landlord of its interest in and to the Premises, all obligations and liabilities under this Lease of the party so selling, conveying, transferring or assigning the Premises arising after the date of such disposition shall terminate, subject to the following sentence. Tenant shall, thereafter look only and solely to the party to whom or which the Premises were sold, conveyed, transferred, or assigned for performance of all of Landlord's duties and obligations under this Lease, including the return of any Security Deposit, provided Tenant has received written confirmation from Landlord and any such purchaser, transferee or assignee that the Security Deposit has been transferred to such purchaser, transferee or assignee and will be held in accordance with the terms of this Lease.

     29.  Surrender of the Premises.  At the termination of this Lease, Tenant
          -------------------------
shall surrender the Premises and keys thereof to Landlord in at least as good a condition as on the Commencement Date, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant.

     30.  Parties.  "Landlord" as used in this Lease shall include Landlord's
          -------
assigns and successors in title to the Premises. "Tenant" shall include Tenant and, if this Lease shall be validly assigned or the Premises sublet, shall include such assignee or subtenant, its successors and permitted assigns. "Landlord" and "Tenant" shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     31.  Estoppel Certificate.  At any time and from time to time, Tenant,
          --------------------
within ten (10) days of written request therefore, shall execute, acknowledge and deliver to Landlord a certificate evidencing whether or not (i) this Lease is in full force and effect; (ii) this Lease has been amended in any way; (iii) there are any existing defaults on the part of Landlord hereunder, to the knowledge of Tenant, and specifying the nature of such defaults, if any; (iv) the date to which Rent and other amounts due hereunder, if any, have been paid; and (v) such other matters reasonably requested by Landlord. Each certificate delivered pursuant to this paragraph may be relied on by any prospective purchaser of the Building or transferee of Landlord's interest hereunder or by any holder or prospective holder of any mortgage instrument or deed to secure debt now or hereafter encumbering the Building. Tenant's failure to deliver such statement, in addition to being a default hereunder, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one month's rent in advance.

     32.  Successors and Assigns.  The provisions of this Lease shall inure to
          ----------------------
the benefit of and be binding upon Landlord and Tenant and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Tenant, to the restrictions on assignment and subletting contained in this Lease.

     33.  Limitation of Liability.  Landlord's obligations and liability to
          -----------------------
Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Project, and neither Landlord, nor any joint venturer, partner, officer, director or shareholder of Landlord or any of the joint venturers of Landlord shall have any personal liability whatsoever with respect to this Lease.

     34.  Rules and Regulations.  Tenant accepts the Premises subject to and
          ---------------------
hereby agrees with Landlord to abide by the Rules and Regulations attached to this Lease and incorporated herein by reference, together with such additional Rules and Regulations or amendments thereto as may hereafter from time to time be reasonably established by Landlord, and such additions or amendments shall be binding on Tenant upon receipt of same by Tenant, provided Landlord enforces such Rules and Regulations and any amendments thereto uniformly against all tenants of the Building.

     35.  Right of Entry.  Landlord shall have the right, but not the
          --------------
obligation, to enter the Premises at reasonable hours and upon reasonable advance notice, except in the case of emergency where no notice is required, to exhibit same to prospective purchasers or tenants, but only during the last six
(6) months of the Lease Term; to inspect the Premises to see that Tenant is complying with all Tenant's obligations hereunder; and to make repairs required of Landlord under the terms of this Lease or repairs or modifications to any adjoining space.

     36.  Notices.  Any notice required or permitted to be given hereunder shall
          -------
be in writing and either personally delivered, sent by U.S. Certified or Registered Mail, return receipt requested, postage prepaid, or sent by Federal Express, or any similar service, to the party being given such notice at the following addresses:

     LANDLORD:      Highwoods/Forsyth Limited Partnership
                    2200 Century Parkway, Suite 800
                    Atlanta, Georgia 30345
                    Attn.: Chet Koenig

     WITH A
     COPY TO:       Elrod & Thompson, P.C.
                    225 Peachtree Street, Suite 1500
                    Atlanta, Georgia 30303
                    Attn.:  Kenneth M. Weiss, Esq.

     TENANT:        ACT Manufacturing, Inc.
                    2000 Newpoint Place Parkway, Suite 600
                    Lawrenceville, GA 30043

     WITH A
     COPY TO:       ACT Manufacturing, Inc.
                    108 Forest Avenue
                    Hudson, MA 01749-2892
                    Attn.: Douglass C. Greenlaw

     COURTESY
     COPY TO:       Testa, Hurwitz & Thibeault, LLP
                    High Street Tower
                    125 High Street
                    Boston, MA  02110
                    Attn:  Real Estate Dept.

The time period in which a response to any notice, demand or request must be given, if any shall commence to run from the date of receipt of the notice, demand or request by the addressee thereof as evidenced by written proof of receipt issued by such courier service. Rejection or failure to claim delivery of any such notice, demand or request, or the inability to deliver because of changed address of which no notice was given, shall be deemed to be receipt of the notice, demand or request as of the date of deposit in the United States Mail or the date of attempted personal delivery, as the case may be. By giving at least thirty (30) days written notice thereof, any party shall have the right from time to time and at any time to change their respective addresses.

     37.  Holding Over.  If Tenant remains in possession of the Premises after
          ------------
expiration of the Lease Term, without Landlord's acquiescence and without any distinct agreement of the parties, Tenant shall be a tenant at will at a rental rate equal to one and a half times the rate in effect at the end of this Lease (in addition to all Additional Rent). There shall be no renewal of the Lease by operation of law.

     38.  Miscellaneous.  This Lease contains the entire agreement of Landlord
          -------------
and Tenant and no representations or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder, or to insist upon strict compliance by Landlord or Tenant of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's or Tenant's right to exercise any right hereunder or demand exact compliance with the terms hereof. If any clause or provision of this Lease is illegal, invalid or unenforceable under applicable present or future laws or regulations effective during the term of this Lease, the remainder of this Lease shall not be affected. In lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. This Lease shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia. Neither this Lease, nor any memorandum of this Lease or reference hereto, shall be recorded by Tenant without Landlord's consent endorsed thereon. Landlord and Tenant shall be excused from the performance of any of its obligations under this Lease except the payment of Rent hereunder for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material or services or acts of God.

     39.  Disclaimer.  Tenant has made its own independent inspection and
          ----------
review of the Premises and the terms and conditions of this Lease and acknowledges and agrees that Tenant has not, in any way, relied upon any brochure, literature, representation, guaranty or warranty (whether express or implied, oral or written) made by Landlord or any agent or representative or employee or attorney on behalf of Landlord in connection with any aspect of the Premises or the Project or the terms and conditions of the Lease, except as set forth in this Lease.

     40.  Special Stipulations.  In the event any Special Stipulations are
          --------------------
attached to this Lease the terms thereof shall control in the event of a conflict between the provisions of this Lease and the provisions thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officials, the day and year indicated below.


                            "LANDLORD"

                            HIGHWOODS/FORSYTH LIMITED PARTNERSHIP

                            By:  Highwoods Properties, Inc., general partner

                            By: /s/ Gene Anderson
                               -----------------------------------
                                 5-26-98
                            --------------------------------------
                            Date Executed by Landlord

                            (CORPORATE SEAL)

                            "TENANT"

                            ACT MANUFACTURING, INC.
                            -----------------------

                            By: /s/ John A. Pino
                               ------------------------------------
                            Its:  President
                                -----------------------------------
                            Attest: /s/ Douglass C. Greenlaw
                                   --------------------------------
                            Its:  CFO/VP Finance
                                -----------------------------------
                                  Secretary/Clerk
                            ---------------------------------------
                            Date Executed by Tenant

                               (CORPORATE SEAL)

                             RULES AND REGULATIONS
                             ---------------------

  Sign Display.  Tenant will provide its own signage for the Premises.  Such
  ------------
signage will be coordinated throughout the park for uniformity and attractiveness. No sign, tag, label, picture, advertisement or notice shall be displayed, distributed, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Building or of the Premises without the prior written consent of Landlord. All permitted signage shall be maintained in compliance with applicable governmental rules and regulations, and all restrictive covenants, governing such signs. Tenant shall be responsible for any damage caused by the installation, use or removal of any sign. Landlord may require Tenant to remove all signage at the termination of the Lease and to repair any damage occasioned by such removal.

  Drives and Parking Areas.  All parking shall be within the Parcel boundaries
  ------------------------
and within marked parking spaces as shown on Exhibit "A." There shall be no on-street parking and at no time shall any Tenant obstruct drives and loading areas intended for the use of all Tenants. The drives and parking areas are for the joint and nonexclusive use of Landlord's tenants, and their agents, customers and invitees, unless specifically marked. In the event Tenant, its agents, customers, and/or invitees use a disproportionate portion of the parking, Landlord shall have the right to restrict Tenant, its agents, customers and/or invitees to certain parking areas. Tenant shall not permit any fleet trucks to park overnight in the Building's parking areas.

  Storage.  Unless specifically approved by Landlord in writing, no materials,
  -------
supplies or equipment shall be stored anywhere except inside the Premises. In no event shall Tenant cause or allow any outside storage of trash, refuse or debris, whether in the area of the dumpster or otherwise.

  Lodging.  No Tenant shall at any time occupy any part of the Building as
  -------
sleeping or lodging quarters.

  Regulation of Operation and Use.  Tenant shall not place, install or operate
  -------------------------------
on the Premises or in any part of Building, any engine, stove or machinery, or cook thereon or therein except a microwave oven.

  Window Coverings.  Windows facing the Building exterior shall at all times be
  ----------------
wholly clear and uncovered (except for such blinds or curtains or other window coverings Landlord may provide or reasonably approve) so that a full unobstructed view of the interior of the Premises may be had from outside the Building.

  Modifications.  Landlord shall have the right from time to time to modify, add
  -------------
to or delete any of these Rules and Regulations at Landlord's sole discretion so long as they are uniformly enforced against all tenants.

                              SPECIAL STIPULATIONS
                              --------------------


RENTAL SCHEDULE
---------------

The following schedule is the Base Rent payable per Paragraph 3a. of this lease:
                                                              ---

     Beginning September 1, 1998 through September 30, 1999, the monthly sum of twenty three thousand four hundred nineteen and 88/100 Dollars ($23,419.88) for a total annual base rental of two hundred eighty one thousand thirty eight and 50/100 Dollars ($281,038.50).
                              -------------

     Beginning October 1, 1999 through September 30, 2000, the monthly sum of twenty four thousand one hundred twenty two and 47/100 Dollars ($24,122.47) for a total annual base rental of two hundred eighty nine thousand four hundred sixty nine and 66/100 Dollars ($289,469.66).

     Beginning October 1, 2000 through September 30, 2001, the monthly sum of twenty four thousand eight hundred forty six and 15/100 Dollars ($24,846.15) for a total annual base rental of two hundred ninety eight thousand one hundred fifty three and 75/100 Dollars ($298,153.75).

     Beginning October 1, 2001 through September 30, 2002, the monthly sum of twenty five thousand five hundred ninety one and 53/100 Dollars ($25,591.53) for a total annual base rental of three hundred seven thousand ninety eight and 36/100 Dollars ($307,098.36).

     Beginning October 1, 2002 through September 30, 2003, the monthly sum of twenty six thousand fifty nine and 28/100 Dollars ($26,359.28) for a total annual base rental of three hundred sixteen thousand three hundred eleven and 31/100 Dollars (316,311.31).

     Beginning October 1, 2003 through September 30, 2004, the monthly sum of twenty seven thousand one hundred fifty and 05/100 Dollars ($27,150.05) for a total annual base rental of three hundred twenty five thousand eight hundred and 65/100 Dollars ($325,800.65).
                                -------------

     Beginning October 1, 2004 through September 30, 2005, the monthly sum of twenty seven thousand nine hundred sixty four and 56/100 Dollars ($27,964.56) for a total annual base rental of three hundred thirty five thousand five hundred seventy four and 67/100 Dollars (335,574.67).

Tenant's obligation to pay Base Rent as set forth above shall be subject to the following credits:

a. Tenant shall receive a credit against the payment of Base Rent in the form of rent abatement applied to the Base Rent starting in the first calendar month (or the first partial calendar month) and continuing each month thereafter, to reduce the respective month's actual Base Rent until reduced in full, equal in the aggregate as hereafter set forth to the amount of holdover rent Tenant is obligated to pay St. Paul Properties, Inc., pursuant to that certain Lease signed by the parties thereto on May 15, 1992 and April 10, 1992, by and between Tenant, as assignee, and St. Paul Properties, Inc., successor in title to Metropolitan Life Insurance Company, as landlord for premises located at Northeast Parkway, Norcross, Georgia, as amended ("Current Lease"), that exceeds the base rent payable thereunder which amount equals $15,237.50 ("Holdover Rent Credit"). The calculation of said credit shall commence August 1, 1998, subject to adjustment as set forth below, and end on the Commencement Date hereof.
     The Holdover Rent Credit shall be reduced one day's rent for each day caused by Tenant's Delay. Within five (5) days of the Commencement Date, Landlord and Tenant shall agree in writing as to the exact amount of the Holdover Rent Credit and absent said agreement, Landlord's calculation shall control; provided, however, Landlord shall be entitled to independently verify, to its sole satisfaction, Tenant's holdover rent obligation and actual payments to St. Paul Properties, Inc., including but not limited to requesting written information such as St. Paul Properties, Inc.'s representations and canceled checks.

b. In addition to the foregoing, a Base Rent abatement equal to $80,000.00 to be applied as set forth in subparagraph a above; provided, however, the $80,000.00 abatement shall not be subject to the Tenant Delay adjustment set forth above.

AS-IS CONDITION
---------------

Subject to Landlord's obligations, representations and warranties contained in Exhibit "D" attached hereto, Tenant agrees to accept the leased premises on the Commencement Date in an "as-is" condition. Landlord agrees that the HVAC, doors, electrical and plumbing fixtures will be in a satisfactory working condition at the time of occupancy and warrants their condition (except for doors) for one (1) year.

DISCLOSURE STATEMENT
--------------------

Real Estate Brokers and Agents.  Tenant warrants and represents that Tenant has
------------------------------
had no dealings with any real estate broker or agent, other than HIGHWOODS/FORSYTH LIMITED PARTNERSHIP and GRUBB & ELLIS, in connection with the
                                          -------------
negotiation or execution of this Lease. GRUBB & ELLIS has represented TENANT in
                                        -------------
this transaction and will be paid a commission by LANDLORD. Tenant agrees to indemnify and hold Landlord harmless from and against any and all cost, expense or liability for commissions or other compensation or fees claimed by any other broker or agent acting or claiming to act for Tenant with respect to this Lease.

FIRST RIGHT OF REFUSAL
----------------------

Tenant shall have first right of refusal ("Right of Refusal") to rent the adjacent space in the Building adjacent to the Premises containing, 21,653 R.S.F. and shown on Exhibit "A-1" attached hereto ("Adjacent Space"). If Landlord receives a bona fide written offer from a third party for the Adjacent Space, Landlord will provide notice to Tenant of the receipt of the bona fide written offer from a third party and Tenant shall have five business days to match the third party offer. If Tenant fails to respond to the third parties offer within five business days, and Landlord fails to consummate the third party offer within six (6) months after giving such notice to Tenant, Tenant's Right of Refusal shall be reinstated for the balance of the Lease Term; provided, however, Tenant shall have two (2) business days to match any subsequent third party offer.